UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2021

Commission File Number	Name of Registrant, Address of Principal, Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to
Section 12(b) of the Act (only applicable to Spire Inc.):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SR	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On December 7, 2021,
Spire Missouri Inc. (“Spire Missouri”), a wholly owned subsidiary of Spire Inc., issued $300 million in aggregate principal amount of its First Mortgage Bonds, Floating Rate Series due 2024 (the “Bonds”) pursuant to an Underwriting Agreement dated December 1, 2021 between Spire Missouri and the several underwriters named therein, for whom U.S. Bancorp Investments, Inc. acted as representative
.
The Bonds were issued pursuant to Spire Missouri’s registration statement on Form
S-3
(Registration
No. 333-231443-01)
filed with the SEC on May 14, 2019, as amended by Post-Effective Amendment No. 1 thereto filed with the SEC on February 8, 2021 (as amended, the “Registration Statement”), and the related prospectus dated December 1, 2021 and prospectus supplement dated December 1, 2021. The Bonds will be governed by the Mortgage and Deed of Trust, dated as of February 1, 1945, between Spire Missouri and UMB Bank & Trust, N.A., as successor trustee, as amended and supplemented by all supplemental indentures thereto, the latest of which is the Thirty-Sixth Supplemental Indenture relating to the Bonds, dated as of December 7, 2021.
Spire Missouri intends to use the net proceeds from the offering of the Bonds to repay its $250 million
364-day
unsecured term loan borrowed on March 23, 2021, to repay other short-term indebtedness and for general corporate purposes.
This Current Report on Form
8-K
is being filed to report as exhibits certain documents in connection with the offering and sale of the Bonds for incorporation by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 1, 2021, between Spire Missouri and the several Underwriters named in Exhibit A thereto, for whom U.S. Bancorp Investments, Inc. acted as representative.

4.1	Thirty-Sixth Supplemental Indenture, dated as of December 7, 2021, between Spire Missouri and UMB Bank & Trust, N.A., as trustee.

4.2	Form of First Mortgage Bond, Floating Rate Series due 2024 (included in Exhibit 4.1).

5.1	Opinion of Mark C. Darrell, Esq.

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.

Date: December 7, 2021
	By:	/s/ Adam W. Woodard
Adam W. Woodard
Vice President and Treasurer

SPIRE MISSOURI INC.

Date: December 7, 2021
	By:	/s/ Adam W. Woodard
Adam W. Woodard
Vice President, Chief Financial Officer and Treasurer